Exhibit 24

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Craig J. Tuttle as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2010, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of January, 2011.

/s/ RODNEY S. MARKIN
Rodney S. Markin

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Craig J. Tuttle as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2010, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of February, 2011.

/s/ ANTONIUS P. SCHUH
Antonius P. Schuh

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Craig J. Tuttle as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2010, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 24th day of January, 2011.

/S/ ROBERT M. PATZIG
Robert M. Patzig

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Craig J. Tuttle as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2010, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of February, 2011.

/S/ DOIT L. KOPPLER II
Doit L. Koppler II